UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 15, 2016
Farmer Bros. Co.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13601 North Freeway, Suite 200, Fort Worth, TX 76177
(Address of Principal Executive Offices)

888-998-2468
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
Termination of Texas facility lease agreement
On September 15, 2016, Farmer Bros. Co., a Delaware corporation (the “Company”), and WF-FB NLTX, LLC (“Landlord”), parties to that certain Lease Agreement dated as of July 17, 2015, as amended by that certain First Amendment to Lease Agreement dated as of December 29, 2015, and that certain Second Amendment to Lease Agreement dated as of March 10, 2016 (the “Lease Agreement”), with respect to 28.132 acres of land and improvements being constructed thereon in Northlake, Texas (the “New Facility”), terminated the Lease Agreement, concurrent with the Purchase Option Closing, defined below in Item 2.01. A description of the Lease Agreement is included under the heading “Facility Lease Obligation” in Part I, Item 2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the Securities and Exchange Commission (“SEC”) on May 6, 2016 and incorporated herein by reference. The Company did not pay any early termination penalties in connection with the termination of the Lease Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.
Purchase Option Closing
As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on June 21, 2016, on June 15, 2016, the Company exercised the purchase option to purchase the land and the partially constructed New Facility located thereon pursuant to the terms of the Lease Agreement.

On September 15, 2016 (the "Purchase Option Closing Date"), the Company closed the purchase option and acquired the land and the partially constructed New Facility located thereon for an aggregate purchase price of $42.5 million (the “Purchase Price”), consisting of the purchase option price of $42.0 million based on actual construction costs incurred for the partially constructed New Facility as of the Purchase Option Closing Date, plus amounts paid in respect of real estate commissions, title insurance, and recording fees. The Purchase Price was paid in cash from proceeds received from the sale of the Company’s Torrance facility completed on July 15, 2016.

Prior to the Purchase Option Closing Date, the Company accounted for the Lease Agreement as a build-to-suit lease arrangement that is accounted for as financing leases. Since inception of the Lease Agreement, the Company was the deemed owner under the build-to-suit lease arrangement. Accordingly, the Company has recorded the construction costs incurred to date in property, plant and equipment and the assumed offsetting financing obligations in other long-term liabilities on its consolidated balance sheets.

Forward-Looking Statements
Certain statements contained in this report, including the scheduled completion date of the New Facility, are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management's current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects, ” “expects, ” “plans, ” “believes, ” “intends, ” “will, ” “could,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. The Company intends these forward-looking statements to speak only at the time of this report and does not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the timing and success of completion of construction of the New Facility, the availability of capital resources to fund the construction costs and capital expenditures for the New Facility, the diversion of management time on the corporate relocation plan and other transaction-related issues, weather and special or unusual events, as well as other risks described in this report and in the Company’s filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(b)  Pro Forma Financial Information

 Pro forma financial information has not been included as the Lease Agreement is already reflected in the Company’s consolidated balance sheet as of June 30, 2016, as reported in its Annual Report on Form 10-K filed with the SEC on September 14, 2016.

(d)    Exhibits

Exhibit No.	Description
10.1
Lease Agreement, dated as of July 17, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on July 23, 2015 and incorporated herein by reference).

10.2
First Amendment to Lease Agreement dated as of December 29, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.36 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2016 and incorporated herein by reference).

10.3
Second Amendment to Lease Agreement dated as of March 10, 2016, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.37 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2016 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2016

FARMER BROS. CO.

By:	/s/ Isaac N. Johnston, Jr.
Isaac N. Johnston, Jr.
Treasurer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Lease Agreement, dated as of July 17, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on July 23, 2015 and incorporated herein by reference).

10.2
First Amendment to Lease Agreement dated as of December 29, 2015, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.36 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2016 and incorporated herein by reference).

10.3
Second Amendment to Lease Agreement dated as of March 10, 2016, by and between Farmer Bros. Co. as Tenant, and WF-FB NLTX, LLC as Landlord (filed as Exhibit 10.37 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2016 and incorporated herein by reference).